                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

       Delaware                      1-2394                      13-3768097
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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

        110 East 59th Street, New York, New York                    10022
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     /  /   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     /  /   Soliciting  material  pursuant to rule 15a-12 under the Exchange Act
            (17 CFR 240.15a-12)

     /  /   Pre-commencement  communications pursuant to Rule 15d-2(b) under the
            Exchange Act (17 CFR 240.15d-2(b))

     /  /   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-(c))

Item 3.01.  NOTICE OF DELISTING  OR FAILURE TO SATISFY A CONTINUED  LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

     On October 29, 2004, WHX  Corporation  ("WHX") was notified by the New York
Stock Exchange  ("NYSE") that WHX's common stock fell below the NYSE's continued
listing  criteria  relating to minimum share price  contained in Rule 802.01C of the Listed Company Manual. The NYSE requires that a company's common stock trade at a minimum average share price of $1.00 during a 30-day trading period.

     Under NYSE  guidelines,  WHX must return to  compliance  with the continued
listing criteria within six months following  receipt of the NYSE  notification, subject  to  certain  NYSE  conditions.  WHX has  notified  the NYSE  that it is considering  various  alternatives  to  cure  the  price  condition  within  the designated  time frame.  Should WHX shares cease being  traded on the NYSE,  WHX believes that an alternative trading venue will be available.

     The text of a press release  issued by WHX is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            EXHIBIT NO.          EXHIBITS

            99.1                 Press Release of WHX dated November 4, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               WHX CORPORATION

Dated: November 4, 2004                        By: /s/ Robert Hynes
                                                  ------------------------------
                                                  Name:  Robert Hynes
                                                  Title: Chief Financial Officer